EXHIBIT 32.1

CERTIFICATION PURSUANT TO
8 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Security Land and Development Corporation (the “Company”) on Form 10-QSB for the quarter period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, T. Greenlee Flanagin, President and Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:
/s/ T. Greenlee Flanagin
T. Greenlee Flanagin
President and Chief Executive Officer
August 10, 2006